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               THE BEST OF AMERICA(R) ALL AMERICAN ANNUITY(SM)
                                   APPLICATION
                      INDIVIDUAL DEFERRED VARIABLE ANNUITY
                         INITIAL MINIMUM PAYMENT:$15,000

NATIONWIDE LIFE INSURANCE COMPANY
P.O. Box 182021
Columbus, OH  43218-2021

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
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PLAN TYPE   AN OPTION MUST BE SELECTED         This Contract is established as a:
 [ ] NON-QUALIFIED                                                  [ ] 401(a) (Investment Only) DISCLOSURE FORM REQUIRED
 [ ] IRA                                                            [ ] 403(b) TSA (Non-ERISA only) DISCLOSURE FORM REQUIRED
 [ ] Roth IRA                                                       [ ] ORP 403(b)  DISCLOSURE FORM REQUIRED
 [ ] SEP IRA FORM 5305 REQUIRED                                     [ ] CRT (Charitable Remainder Trust) DISCLOSURE FORM REQUIRED
 [ ] SIMPLE IRA  ADDITIONAL FORMS REQUIRED

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                                 THIS APPLICATION INCLUDES, AND IS NOT COMPLETE, WITHOUT THE BEST OF
                                       AMERICA(R) ALL AMERICAN ANNUITY(SM) OPTIONAL RIDER FORM.
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CONTRACT OWNER                                                     [ ]  CONTINGENT OWNER                [ ] JOINT OWNER*

______________________________________________________             _____________________________________________________________
Last Name or Plan Name                                             Last Name                           *Spouse only except in PA.

_________________________________________________ ____             _______________________________________________________  ____
First Name or Plan Name (continued)                MI              First Name                                                MI


 Address _____________________________________________             Address ___________________________________________________

         _____________________________________________                     ___________________________________________________

Sex  [ ] M    [ ] F  Birthdate     /      /                          Sex  [ ] M  [ ] F             Birthdate      /     /
                               MM     DD    YYYY                                                               MM   DD    YYYY
Soc. Sec. No. or Tax ID ______________________________             Soc. Sec. No. or Tax ID ___________________________________

Employer _____________________________________________
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ANNUITANT                                                          [ ]  CONTINGENT ANNUITANT  COMPLETE ONLY IF APPLICABLE.
                                                                   [ ]  CO-ANNUITANT     ONLY IF AN OPTIONAL DEATH BENEFIT RIDER IS
                                                                                         ELECTED.  SPOUSE ONLY.

______________________________________________________             _____________________________________________________________
Last Name                                                          Last Name

_________________________________________________ ____             _______________________________________________________  ____
First Name                                         MI              First Name                                                MI


 Address _____________________________________________             Address _____________________________________________________

         _____________________________________________             _____________________________________________________________
                      MAXIMUM ISSUE AGE THROUGH AGE 85.                                        MAXIMUM ISSUE AGE THROUGH AGE 85.
Sex  [ ] M  [ ] F    Birthdate       /      /                          Sex  [ ] M  [ ] F             Birthdate      /     /
                              ------------------------                                                        ------------------
                               MM      DD     YYYY                                                              MM    DD   YYYY
Soc. Sec. No. ________________________________________             Soc. Sec. No. _____________________________________________

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BENEFICIARY             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

[  ]                    _______________________________________   __________%  _____________    _____________________    /    /

[  ]        [  ]        _______________________________________   __________%  _____________    _____________________    /    /

[  ]        [  ]        _______________________________________   __________%  _____________    _____________________    /    /

[  ]        [  ]        _______________________________________   __________%  _____________    _____________________    /    /

[  ]        [  ]        _______________________________________   __________%  _____________    _____________________    /    /

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APO-5198                    Product of Nationwide Life Insurance Co.                                           FGF2   (AO) (1/2002)
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THE UNDERLYING INVESTMENT OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY
LIFE INSURANCE COMPANIES OR, IN SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT PLANS. THEY ARE NOT
OFFERED TO THE GENERAL PUBLIC DIRECTLY.

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
PURCHASE PAYMENT ALLOCATION      WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                 A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.

AIM VARIABLE INSURANCE FUNDS, INC.              FIDELITY VARIABLE INSURANCE               MFS(R) VARIABLE INSURANCE TRUST
    ______%   AIM V.I. Basic Value Fund-        PRODUCTS FUND III                             ______%   MFS Investors Growth Stock
              Series II Shares                      ______%   VIP III Aggressive Growth                 Series (Service Class)
    ______%   AIM V.I. Capital Appreciation                   Portfolio (Service Class 2)     ______%   MFS Mid Cap Growth
              Fund - Series II Shares               ______%   VIP III Dynamic Capital                   Series (Service Class)
    ______%   AIM V.I. International Equity                   Appreciation Portfolio          ______%   MFS New Discovery
              Fund - Series II Shares                         (Service Class 2)                         Series (Service Class)
    ______%   AIM V.I. Value Fund - Series II       ______%   VIP III Growth & Income         ______%   MFS Value Series
              Shares                                          Portfolio (Service Class 2)               (Service Class)
                                                    ______%   VIP III Mid Cap Portfolio
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                  (Service Class 2)             OPPENHEIMER VARIABLE ACCOUNT FUNDS
    ______%   AllianceBernstein International                                                 ______%   Oppenheimer Capital
              Value Portfolio - Class B         GARTMORE VARIABLE INSURANCE                             Appreciation Fund/VA
    ______%   AllianceBernstein Small Cap       TRUST (GVIT)                                            (Service Class)
              Value Portfolio - Class B             ______%   Gartmore GVIT Emerging          ______%   Oppenheimer Global
    ______%   Growth & Income Portfolio -                     Markets Fund - Class II                   Securities Fund/VA
              Class B                               ______%   Gartmore GVIT Govt. Bond-                 (Service Class)
    ______%   Premier Growth Portfolio -                      Fund - Class I                  ______%   Oppenheimer Main St.
              Class B                               ______%   Gartmore GVIT Money                       Growth & Income Fund/VA
                                                              Market Fund - Class I                     (Service Class)
FEDERATED INSURANCE SERIES                          ______%   GVIT Small Cap Growth           ______%   Oppenheimer Strategic
    ______%   Federated High Income Bond                      Fund - Class II                           Bond Fund/VA
              Fund II - Service Shares              ______%   GVIT Small Company                        (Service Class)
                                                              Fund - Class II
FIDELITY VARIABLE INSURANCE                                                                 VAN KAMPEN LIFE INVESTMENT TRUST
PRODUCTS FUND                                       Gartmore GVIT Investor Dest.              ______%   Comstock Portfolio -
    ______%   VIP Equity - Income Portfolio         ______%   Gartmore GVIT Investor                    Class II
              (Service Class 2)                               Dest. Conservative Fund         ______%   Emerging Growth Portfolio -
    ______%   VIP Growth Portfolio                  ______%   Gartmore GVIT Investor                    Class II
              (Service Class 2)                               Dest. Moderately
    ______%   VIP High Income Portfolio                       Conservative Fund             NATIONWIDE LIFE INS. CO.
              (Service Class 2)                     ______%   Gartmore GVIT Investor
    ______%   VIP Overseas Portfolio                          Dest. Moderate Fund             ______%   Fixed Account
              (Service Class 2)                     ______%   Gartmore GVIT Investor
                                                              Dest. Moderately              MVA/GUAR. TERM OPTION (GTO)
FIDELITY VARIABLE INSURANCE                                   Aggressive Fund               NOT AVAILABLE IN PA OR WA
PRODUCTS FUND II                                    ______%   Gartmore GVIT Investor
    ______%   VIP II Contrafund(R)                            Dest. Aggressive Fund           ______%   3 Year
              Portfolio (Service Class 2)
                                                                                              ______%   5 Year      $1,000 minimum
                                                                                                                       for each
                                                                                              ______%   7 Year      MVA/GTO option.

                                                                                              ______%   10 Year




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APO-5198

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
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ANNUITY PURCHASE PAYMENTS                          [ ]PAYMENT ENCLOSED         [ ] TRANSFER/1035 (requires transfer form)
                                                   [ ]ROLLOVER                 [ ] OTHER          APPLY FOR TAX YEAR ____________
First Purchase Payment submitted: $ ___________________($15,000; For Reduced Purchase Payment option, $1,000, except for 403(b)s which have no initial payment requirement). A copy of this application properly signed by the registered representative will constitute receipt for such amount. If this application is declined by the Nationwide Life Insurance Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.
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REMARKS



















                          NOTICE TO FL RESIDENTS ONLY:

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

                       NOTICE TO FL AND MN RESIDENTS ONLY:

ANNUITY PAYMENTS, DEATH BENEFITS, SURRENDER VALUES, AND OTHER CONTRACT VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, OR WHEN SUBJECT TO A MARKET VALUE ADJUSTMENT ARE VARIABLE, MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE FLUCTUATIONS IN THE NET INVESTMENT FACTOR OR APPLICATION OF A MARKET VALUE ADJUSTMENT, AS APPLICABLE, AND ARE NOT GUARANTEED AS TO FIXED-DOLLAR AMOUNT, UNLESS OTHERWISE SPECIFIED. A MARKET VALUE ADJUSTMENT MAY BE ASSESSED ON ANY GUARANTEED TERM OPTIONS THAT HAVE NOT MATURED JUST PRIOR TO ANNUITIZATION AND WOULD BE IN ADDITION TO THE SCHEDULED SURRENDER PENALTY CHARGE.

ADDITIONALLY, ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE UNDERLYING INVESTMENT OPTIONS MAY VARY AND ARE NOT GUARANTEED BY NATIONWIDE LIFE INSURANCE COMPANY, ANY OTHER INSURANCE COMPANY, BY THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. THEY ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY AGENCY FEDERAL OR STATE.

                          NOTICE TO WA RESIDENTS ONLY:

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR KNOWINGLY MAKES A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE UNDER STATE LAW.










APO-5198



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                       NOTICE TO OH AND PA RESIDENTS ONLY:

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ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION
FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING,
INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND MAY SUBJECT SUCH PERSON TO
CRIMINAL AND CIVIL PENALTIES, FINES, IMPRISONMENT, OR A DENIAL OF INSURANCE BENEFITS.

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
CONTRACT OWNER SIGNATURES

THE CONTRACT PAYMENTS OR VALUES UNDER THE VARIABLE ANNUITY PROVISIONS OF THE CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

[ ] Yes  [ ] No   Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

[ ]               I have completed The BEST of AMERICA(R) All American Annuity(SM) Optional Rider Form.

[ ]               Please send me a copy of the Statement of Additional Information to the Prospectus.

[ ]               I consent to having the Company send my prospectus(es), confirmation statements, quarterly statements, annual statements, and other product information to my e-mail address shown below.



CONTRACT OWNER'S E-MAIL ADDRESS
                                -------------------------------------------------------------------------------------------------


To the best of my knowledge and belief, I hereby represent my answers to the above questions to be accurate and complete. I acknowledge that I have received and understand the current prospectus for this variable annuity Contract.


STATE IN WHICH APPLICATION WAS SIGNED                                                         DATE
                                      ----------------------------------------------------         ------------------------------
                                                                      State
CONTRACT OWNER
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                                                                      Signature
JOINT CONTRACT OWNER
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                                                                      Signature
CO-ANNUITANT
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                                                                      Signature


REGISTERED REPRESENTATIVE INFORMATION

[ ] Yes  [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?


REGISTERED REPRESENTATIVE SIGNATURE
                                    ----------------------------------------------------------------------------------------------
                                                                             Signature

FLORIDA LICENSE IDENTIFICATION NO: (FLORIDA ONLY)
                                                  --------------------------------------------------------------------------------


NAME
     -----------------------------------------------------------------------------------------------------------------------------
                                               Please Print

REGISTERED REPRESENTATIVE SSN#
                               ---------------------------------------------------------------------------------------------------


FIRM NAME                                                                       PHONE (     )
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ADDRESS
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APO-5198